UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

GILEAD SCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GILEAD SCIENCES, INC. ATTN: INVESTOR RELATIONS 333 LAKESIDE DRIVE FOSTER CITY, CA 94404	Your Vote Counts! GILEAD SCIENCES, INC. 2025 Annual Meeting Vote by May 6, 2025 8:59 PM PDT

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You invested in GILEAD SCIENCES, INC. and it’s time to vote!
This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 7, 2025, 10:00 a.m. Pacific Daylight Time, virtually at www.virtualshareholdermeeting.com/GILD2025.

Get informed before you vote
You can view the Notice and Proxy Statement and Form 10-K online by visiting www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by making a request prior to April 23, 2025. To submit a request for a paper or email copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 7, 2025 10:00 a.m. Pacific Daylight Time
Virtually at: www.virtualshareholdermeeting.com/GILD2025

* Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Annual Meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to obtain the proxy materials and to vote on these important matters.

Voting Items		Board Recommends
1.	To elect the nine director nominees to be named in the Proxy Statement to serve for the next year and until their successors are elected and qualified.
Nominees:
1a.	Jacqueline K. Barton, Ph.D.	For
1b.	Jeffrey A. Bluestone, Ph.D.	For
1c.	Sandra J. Horning, M.D.	For
1d.	Kelly A. Kramer	For
1e.	Ted W. Love, M.D.	For
1f.	Harish Manwani	For
1g.	Daniel P. O’Day	For
1h.	Javier J. Rodriguez	For
1i.	Anthony Welters	For
2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
3.	To approve, on an advisory basis, the compensation of our Named Executive Officers as presented in the Proxy Statement.	For
4.	To vote on a stockholder proposal requesting the CEO pay ratio factor be included in the Company’s executive compensation programs, if properly presented at the Annual Meeting.	Against
5.	To vote on a stockholder proposal requesting an independent Board Chair policy, if properly presented at the Annual Meeting.	Against
6.	To vote on a stockholder proposal requesting a comprehensive human rights policy and human rights due diligence process, if properly presented at the Annual Meeting.	Against
7.	To vote on a stockholder proposal requesting a report on the risks of the Company’s DEI practices for contractors, if properly presented at the Annual Meeting.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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